Exhibit 10.3

THIS GRANT LETTER, THE OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR BASED ON AN OPINION OF COUNSEL SATISFACTORY, IN FORM AND SUBSTANCE, TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH REGULATION S, AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (“REGULATION S”) APPLICABLE FEDERAL, STATE, AND FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

ACRO INC.

GRANT LETTER

Date:_____________

To the Participant, ______________, ID _____________

1.	You are hereby notified that on _____________ the Board of Directors of the Company has resolved that you shall be granted _____________ options, each to purchase one share of Common Stock par value of US$0.001 of the Company at an exercise price per share of US$ ___(the “Options”).

2.	The Options, shares resulting from their exercise (“Shares”) and any additional rights including share bonus that shall be distributed to you in connection with the Options (“Additional Rights”), shall be granted on your behalf to the Trustee – the ESOP Trust Company (the “Trustee”).

3.	The Options, Shares and Additional Rights shall be allocated on your behalf to the Trustee under the provisions of the Capital Gains Tax Track and will be held by the Trustee for the period stated in Section 102 of the Income Tax Ordinance, 1961 and the Income Tax Regulations (Tax Relieves in Allocation of Shares to Employees), 2003 promulgated thereunder (“Section 102”).

4.	The Options, Shares and Additional Rights are granted to you and allocated to the Trustee according to the provisions of Section 102, the 2008 Israeli Stock Option Plan adopted by the Company (“Plan”) and the Trust Agreement signed between the Company and the Trustee attached herewith and made a part of this notice.

5.	Unless otherwise determined by the Administrator, all Options granted to you on this date shall, subject to your continued employment with or service to the Company or Affiliate, become vested and exercisable in accordance with the vesting schedule detailed below.

[_______________]

6.	The Options are granted to you on condition that you sign the Approval of the Participant as detailed below.

______________________	______________________
Acro Inc.	Date

APPROVAL OF THE PARTICIPANT:

I hereby agree that all the Options and Additional Rights granted to me, shall be allocated to the Trustee under provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan.

I hereby confirm that:

1.	I read the Plan and I understand and accept its terms and conditions. I am aware of the fact that the Company agrees to grant me the Options based on my confirmation;

2.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

3.	I agree to the terms and conditions of the Trust Agreement;

4.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Shares or Additional Rights from the Trustee until the end of the Holding Period;

5.	If I shall sell or withdraw the shares from the Trust before the end of the Holding Period as defined in Section 102 (“Violation”), either (A) I shall reimburse the Company within three (3) days of its demand for the employer portion of the payment by the Company to the National Insurance Institute plus linkage and interest in accordance with the law, as well as any other expense that the Company shall bear as a result of the said Violation (all such amounts defined as the “Payment”) or (B) I agree that the Company may, in its sole discretion, deduct such amounts directly from any monies to be paid to me as a result of my disposition of the Shares;

6.	By signing this letter, I hereby give an irrevocable proxy to the representative appointed by the Company’s Board of Directors in accordance with Section 16 of the Plan, to vote any Shares that will be issued to me or to the Trustee for my benefit following an exercise of Option granted to me under the Plan. The proxy shall be valid until consummation of an IPO by the Company;

7.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities;

8.	Acknowledgements

I hereby acknowledge and agree that:

(a)	none of the Options or Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, except in accordance with Regulation S, pursuant to an effective registration statement under the 1933 Act, or based on an opinion of counsel satisfactory, in form and substance, to the Company that such registration is not required pursuant to an exemption from the registration requirements of the 1933 Act;

(b)	I acknowledge that the Company has not undertaken, and will have no obligation, to register any of the Options or Shares under the 1933 Act;

(c)	I represent and warrant that I am an Accredited Investor, as the term is defined in Regulation D under the 1933 Act;

(d)	the decision to execute this Grant letter and receive the Options hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Options or Shares;

(f)	I am resident in the jurisdiction identified in my address set forth below;

(g)	there is no government or other insurance covering the Options or Shares;

(h)	there are risks associated with the exercise of the Options into Shares, including but not limited to risks associated with investment in a high-tech company;

(i)	I have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the grant of the Options hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by me during reasonable business hours at its principal place of business, and all documents, records and books in connection with the grant of the Options hereunder have been made available for inspection by me, my lawyer and/or advisor(s);

(k)	the Company will refuse to register any transfer of the Options or Shares not made in accordance with the provisions of this Regulation S, pursuant to an effective registration statement under the 1933 Act or not based upon an opinion of counsel satisfactory, in form and substance, to the Company pursuant to an available exemption from the registration requirements of the 1933 Act;

(l)	I have been advised to consult my own legal, tax and other advisors with respect to the merits and risks of the exercise of the Options and with respect to applicable resale restrictions, and I am solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the I am a resident in connection with the grant of the Options hereunder, and

(ii)	applicable resale restrictions.

9.	Representations and Warranties

I hereby represent and warrant to the Company that:

(a)	I have the legal capacity and competence to enter into and execute this Grant letter and to take all actions required pursuant hereto;

(b)	I will exercise the Options into Shares for investment only and not with a view to resale or distribution and, in particular, I have no intention to distribute either directly or indirectly any of the Options or Shares;

(c)	I am receiving the Options as principal for my own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Options or Shares;

(d)	I am not an underwriter of, or dealer in, the common shares of the Company, nor am I participating, pursuant to a contractual agreement or otherwise, in the distribution of the Options or Shares;

(e)	I am not aware of any advertisement of any of the Options;

(f)	no person has made to me any written or oral representations;

(i)	that any person will resell or repurchase any of the Options or Shares;

(ii)	that any person will refund the exercise price of any of the Options;

(iii)	as to the future price of value of any of the Options or Shares;

(iv)	that any of the Options or Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Options of the Company on any stock exchange or automated dealer quotation system; or

(v)	as to the tax or accounting consequences of grant or exercise of the Options, or as to profits, losses or cash flow which may be received or sustained as a result of Options or Shares.

(g)	I am not a “U.S. person” as that term is defined under Regulation S;

(h)	On the date hereof, I am outside the United States, and the grant of the Options was not made to me in the U.S.;

(i)	I am receiving the Options for my own account and not for the account or benefit of a “U.S. person” (as defined in Regulation S), or is a U.S. person who purchased securities in a transaction that did not require registration under the 1933 Act, and the sale has not been prearranged with a buyer in the United States;

(j)	I acknowledge that I have not received the Options as a result of, and I will not engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Options and the Shares resulting from their exercise, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Options and the Shares resulting from their exercise; provided, however, that I may sell or otherwise dispose of the Options and the Shares resulting from their exercise pursuant to registration under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

(k)	The statements made by me herein are true and correct and are confirmed hereby, and the Company shall be entitled to rely thereon.

10.	Legending of the Options and the Shares

(a)	I hereby acknowledge that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing the Options and the Shares will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR BASED ON AN OPINION OF COUNSEL SATISFACTORY, IN FORM AND SUBSTANCE, TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH APPLICABLE FEDERAL, STATE, AND FOREIGN SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

(b)	I hereby acknowledge and agree to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Grant Letter.

11.	I hereby confirm that I read this letter thoroughly, received all the clarifications and explanations I requested, I understand the contents of this letter and the obligations I undertake in signing it.

—————————————— Name of Participant	—————————————— Signature	—————————————— Date